UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 14, 2008
(Date of earlier event reported)

Inland Western Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 7 – Regulation FD

Item 7.01        Regulation FD Disclosure.

Attached to this Form 8-K as Exhibit No. 99.1 is a copy of a slideshow presentation that was provided to shareholders of Inland Western Retail Real Estate Trust, Inc. (the “Company”) in attendance at the Company’s 2008 Annual Meeting on October 14, 2008, which presentation is incorporated into this filing in its entirety.

Section 8 – Other Events

Item 8.01        Other Events

Attached to this Form 8-K as Exhibit 99.2 is a copy of a letter to be sent to shareholders of the Company on or about October 17, 2008, which letter is incorporated into this filing in its entirety.  Attached to this Form 8-K as Exhibit 99.3 is a copy of a press release issued by the Company on October 15, 2008, which press release is incorporated into this filing in its entirety.

Item 9.01

(d) Exhibits

Exhibit Number	Description

99.1	Slideshow Presentation

99.2	Letter to shareholders of Inland Western Retail Real Estate Trust, Inc.

99.3	Press Release of Inland Western Retail Real Estate Trust, Inc., issued October 15, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Steven P. Grimes
Title:	Chief Operating Officer and Chief Financial Officer
Date:	October 15, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slideshow Presentation

99.2	Letter to shareholders of Inland Western Retail Real Estate Trust, Inc.

99.3	Press Release of Inland Western Retail Real Estate Trust, Inc., issued October 15, 2008